MAVERICK OIL AND GAS, INC.

                     _______________________________________

                                     FORM OF
                          SECURITIES PURCHASE AGREEMENT

                  _____________________________________________


                                    UNITS OF
                                COMMON STOCK AND
                                    WARRANTS

                             _______________________













                                  CONFIDENTIAL

                            CONFIDENTIAL INFORMATION

         THE OFFEREE, BY ACCEPTING THE SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS RELATING TO THE COMPANY'S PROPOSED OFFERING OF UNITS COMPRISED OF SHARES OF ITS COMMON STOCK AND WARRANTS TO ACQUIRE SHARES OF ITS COMMON STOCK, ACKNOWLEDGES AND AGREES THAT: (I) THE OFFERING DOCUMENTS HAVE BEEN FURNISHED TO THE OFFEREE ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF ENABLING THE OFFEREE TO EVALUATE THE OFFERING; (II) THAT THE OFFEREE MAY NOT FURTHER DISTRIBUTE THE OFFERING DOCUMENTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, EXCEPT TO THE OFFEREE'S LEGAL, FINANCIAL OR OTHER PERSONAL ADVISORS, IF ANY, WHO WILL USE THE OFFERING DOCUMENTS ON THE OFFEREE'S BEHALF SOLELY FOR PURPOSES OF EVALUATING THE OFFERING; (III) ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIRECT OR INDIRECT DISCLOSURE OF THE CONTENTS OF THE OFFERING DOCUMENTS FOR ANY OTHER PURPOSE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED; AND (IV) THE OFFEREE SHALL BE BOUND BY ALL TERMS AND CONDITIONS SPECIFIED IN THE OFFERING DOCUMENTS.

                               NOTICE TO OFFEREES

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

         THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ADDITIONAL INFORMATION

         Maverick Oil and Gas, Inc. (the "Company") files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended. Reports, statements or other information that we file with the SEC are available to the public at the SEC's Website at http://www.sec.gov, as well as our Website at www.maverickoilandgas.com. Information contained on our Website does not constitute part of this agreement. The following documents that we have previously filed with the SEC are incorporated by reference into this agreement:

         o        Current Reports on Form 8-K filed on or after March 1, 2005;

         o Quarterly Reports on Form 10-QSB for the fiscal quarters ended November 30, 2004, February 28, 2005 (as amended by the Form 10-QSB/A filed on May 13, 2005), and May 31, 2005;

         o Annual Report on Form 10-KSB for the fiscal year ended August 31, 2004; and

         o        Prospectus filed pursuant to Rule 424(b)(4) on August 8, 2005.

         The information incorporated by reference into this agreement is an important part of this agreement. Any statement contained in a document incorporated by reference into this agreement shall be deemed to be modified or superseded for the purposes of this agreement to the extent that a statement contained herein or in any other subsequently filed document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this agreement.

         The Company will provide to each person to whom this agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above that have been incorporated by reference into this agreement but not delivered with this agreement. You may make such requests at no cost to you by writing or telephoning us at the following address or number:

                  Maverick Oil and Gas, Inc.
                  888 Las Olas Boulevard, Suite 400,
                  Fort Lauderdale, Florida, 33301
                  (954) 463-5707

         You should rely only on the information contained in this agreement or incorporated by reference into this agreement. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this agreement is accurate as of any date other than the date this agreement is sent to you for review or that the information incorporated by reference into this agreement is accurate as of any date other than the date set forth on the front of the document containing such information.

CONFIDENTIAL

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of the date set forth on the signature page hereof, by and between MAVERICK OIL AND GAS, INC., a Nevada corporation (the "Company"), and the purchaser or purchasers identified on the signature page hereof ("Purchaser").

                                R E C I T A L S:

         WHEREAS, Purchaser desires to purchase and the Company desires to sell units comprised of shares of common stock and warrants to acquire shares of common stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

         1. The Offering.

            (a) Private Offering. The securities offered by this Agreement are being offered in a private offering (the "Offering") of shares ("Shares") of common stock, $.001 par value per share ("Common Stock"), and warrants ("Warrants") to acquire shares of Common Stock. The Shares and Warrants will be sold in units ("Units") comprised of ten (10) shares of Common Stock and four
(4) Warrants. Completion of the Offering will not be conditioned upon the receipt of purchase agreements for any minimum number of Units. The Units will be sold on a reasonable "best efforts" basis at a purchase price of $10.00 per Unit ("Purchase Price") pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Rule 506 of Regulation D thereunder and Regulation S (to non-U.S. persons). The Units are being offered solely to a limited number of "accredited investors" (including non-U.S. persons) as that term is defined in Rule 501(a) of the Securities Act during an offering period (the "Offering Period") that will commence on October 20, 2005, and end on such date as determined by the Company at its sole discretion. Each Warrant is initially exercisable into one (1) share of Common Stock at an exercise price of $1.70 per share, subject to adjustment. The terms of the Warrants are set forth in the Form of Warrant, attached hereto and made a part hereof as Exhibit A. The Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the "Securities."

            (b) Use of Proceeds. The Company intends to use the net proceeds of the Offering (after deducting offering expenses payable by the Company, including a fee of up to 8% of the gross proceeds of the Offering) for the development of oil and gas projects, general working capital purposes and other general corporate purposes.


            (c) Other Offerings. The Company may engage in one or more other offerings of securities contemporaneously with the conduct of the Offering.

         2. Sale and Purchase of Securities.

           (a) Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser irrevocably subscribes for and agrees to purchase, the number of Units set forth on the signature page of this Agreement at a purchase price of $10.00 per Unit. The aggregate purchase price for the Units shall be as set forth on the signature page hereto (the "Purchase Price") and shall be payable upon execution hereof by check or wire transfer of immediately available funds.

           (b) Subscription Procedure. In order to purchase Units, Purchaser shall deliver to the Company, at its principal executive office identified in
Section 16 hereof: (i) one completed and duly executed copy of this Agreement; and (ii) immediately available funds, or a certified check or bank check, in an amount equal to the Purchase Price. Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto. The minimum investment that may be made by a Purchaser is 10,000 Units for a purchase price of $100,000, although the Company may, in its sole discretion, accept subscriptions for a lesser number of Units. Payment for the Securities may be made by wire transfer or by certified or bank check made payable to Maverick Oil and Gas, Inc. Receipt by the Company of funds wired, or deposit and collection by the Company of the check tendered herewith, will not constitute acceptance of this Agreement by the Company. The Units subscribed for will not be deemed to be issued to, or owned by, Purchaser until the Company has executed this Agreement. All funds tendered by Purchaser will be held by the Company pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser's purchase of Units. This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser. If this Agreement is rejected for any reason, including the termination of the Offering by the Company, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

           (c) Closing. Subscriptions will be accepted by the Company in its sole discretion. Upon the Company's execution of this Agreement, the subscription evidenced hereby, if not previously rejected by the Company, will, in reliance upon Purchaser's representations and warranties contained herein, be accepted, in whole or in part, by the Company. If Purchaser's subscription is accepted only in part, this Agreement will be marked to indicate such fact, and the Company will return to Purchaser the portion of the funds tendered by Purchaser representing the unaccepted portion of Purchaser's subscription, without interest or deduction of any kind. Upon acceptance of this Agreement in whole or in part by the Company, the Company will issue certificates for the Shares to Purchaser, together with a copy of Purchaser's executed Agreement countersigned by the Company and a Warrant ("Warrant Certificate") executed by the Company.

         3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company and , with respect to subsection (o), covenants to the Company as follows:

           (a) Organization and Qualification.

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              (i) If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

              (ii) If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of his or her principal residence is as set forth on the signature page hereto.

              (iii) If Purchaser is a Non-U.S. person, Purchaser does not maintain a place of business in the United States and is not beneficially owned by a U.S. Person (as that term is defined in Rule 902(k) of Regulation S adopted pursuant to the Securities Act).

           (b) Authority; Validity and Effect of Agreement.

              (i) If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of Purchaser's obligations hereunder and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

              (ii) This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming it has been duly and validly executed and delivered by the Company, constitutes a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

           (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of Purchaser's obligations hereunder will: (i) if Purchaser is an entity, conflict with Purchaser's articles or certificate of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.


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

           (d) Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

           (e) No Government Review. Purchaser understands that neither the United States Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of the Securities or this Agreement, the Warrant Certificate or any of the other documents relating to the proposed Offering (collectively, the "Offering Documents"), or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Warrant Certificate or the other Offering Documents.

           (f) Investment Intent. The Securities are being acquired for the Purchaser's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

           (g) Restrictions on Transfer. Purchaser understands that the Securities are "restricted securities" as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that Purchaser's overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

           (h) Investment Experience. Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that Purchaser is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as Purchaser deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making a decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein and in the other Offering Documents.

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           (i) Access to Information. Purchaser acknowledges that Purchaser has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the reports, schedules, and registration statements filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act (collectively, the "Company SEC Documents"), that Purchaser has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that Purchaser has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to Purchaser's satisfaction; and that Purchaser's understands the risks and other considerations relating to such investment.

           (j) Reliance on Representations. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that Purchaser will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

           (k) No General Solicitation. Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

           (l) Placement and Finder's Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under Purchaser's authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

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

           (m) Investment Risks. Purchaser understands that purchasing Securities in the Offering will subject Purchaser to certain risks, including, but not limited to, those set forth under the caption "Risk Factors" and elsewhere in the Company SEC Documents, as well as each of the following:

              (i) The Company's business of exploring for and producing oil and gas involves a substantial risk of investment loss. The Company's oil and gas operations are subject to the economic risks typically associated with exploration, development and production activities, including the necessity of incurring significant expenditures to locate and acquire properties and to drill exploratory wells. Drilling oil and gas wells involves the risk that the wells may be unproductive or that, although productive, the wells may not produce oil or gas in economic quantities. No assurance can be given that the Company will be able to find and develop or acquire additional reserves on acceptable terms, or that commercial quantities of oil and gas deposits will be discovered sufficient to enable the Company to recover its exploration and development costs or sustain its business.

              (ii) The offering price of the Securities offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company's assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value, and therefore, there can be no assurance that the offering price of the Units is representative of the actual value of the underlying Securities.

              (iii) The Company has experienced net losses in each fiscal quarter since its inception and expects to continue to incur significant net losses for the foreseeable future. While the Company is unable to predict accurately its future operating expenses, it currently expects these expenses to increase substantially as it implements its business plan.

              (iv) In order to fund its future operations, attract and retain employees, consultants and other service providers, and satisfy other obligations, the Company may be required to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Units. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company's existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company's operating flexibility.

              (v) The Company has provided herein that it intends to use the net proceeds from the Offering for general working capital purposes and other general corporate purposes. Thus, Purchaser is making its investment in the Securities based in part upon very limited information regarding the specific uses to which the net proceeds will be applied.

              (vi) An investment in the Securities may involve certain material legal, accounting and federal and state tax consequences. Purchaser should consult with Purchaser's legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

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

           (n) Legends.


             (i) The certificates and agreements evidencing the Securities (other than Securities sold in reliance upon the exemption set forth in Regulation S promulgated pursuant to the Securities Act) shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the
Securities:


         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

              (ii) The certificates and agreements evidencing the Securities sold in reliance upon the exemption set forth in Regulation S promulgated pursuant to the Securities Act shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Securities:


         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

           (o) Resale of the Securities under Regulation S. With respect to Securities issued in reliance upon the exemption from registration provided by Regulation S promulgated under the Securities Act, Purchaser agrees and covenants :

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

              (i) to resell the Securities only in accordance with Regulation S, the registration requirements of the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act;

              (ii) to not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act. With respect to; and

              (iii) the Company may refuse to register any transfer of Securities not made in accordance with the provisions of Regulation S promulgated under the Act.

         4. Representations and Warranties of the Company. The Company represents and warrants to Purchaser and, with respect to subsection (f), covenants to Purchaser as follows:

           (a) Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company. The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

           (b) Authority; Validity and Effect of Agreement.

              (i) The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and conduct the Offering. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the Offering and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Offering. This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

              (ii) The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The shares of Common Stock issuable upon exercise of the Warrants, when issued and paid for in accordance with the Warrants, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and in encumbrances imposed by or through the Company.

           (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company's articles of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

           (d) SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to Purchaser, true and complete copies of the Company SEC Documents. As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

           (e) Placement and Finder's Fees. Neither the Company nor any of its respective officers, directors, employees or managers, has employed any broker, dealer, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Offering for which the Company has or could have any liability; provided, however, that the Company may pay a fee of 8% of the gross proceeds of the Offering and issue warrants of up to 10% of the number of Warrants issued in the Offering to placement agents, broker-dealers or other parties for services provided in connection with the Offering; and provided further, that the Company may engage in one or more other offerings contemporaneously with the Offering and may pay such fees in connection with such other offerings.

           (f) Transfer of Securities under Regulation S. With respect to any Securities issued in reliance upon the exemption from registration provided by Regulation S promulgated under the Securities Act, the Company agrees and covenants to refuse to register any transfer of Securities that is not made in accordance with the provisions of Regulation S promulgated under the Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

         5. Indemnification. Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Units to Purchaser.

         6. Registration Rights. The Company covenants and agrees as follows:

            6.1 For the purpose of this Section 6, the following definitions shall apply:

               (a) "Blackout Period" shall mean, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Selling Shareholders that, in the good faith judgment of a majority of the members of its Board of Directors, after the advice of counsel, (because of (i) the existence of, or in anticipation of, any material acquisition, financing activity or other fundamental transaction involving the Company, (ii) the unavailability, for reasons beyond the Company's reasonable control, of any required financial statements or other required disclosure or (iii) any other event or condition of similar significance to the Company) the registration and distribution of the Restricted Stock to be covered, or which is covered, by a registration statement, if any, would be seriously detrimental to the Company and its stockholders; provided, however, that such period shall end on the earlier of (1) the date upon which the circumstance giving rise to the commencement of the period would no longer cause the registration and distribution of the Restricted Stock to be seriously detrimental to the Company and its stockholders (e.g., the material acquisition, financing or other fundamental transaction is consummated or the unavailable financial statements or other required disclosure is publicly disclosed) and (2) such time as the Company (A) notifies the Selling Shareholders that the Company will no longer delay such filing of the registration statement, (B) recommences steps to make such registration statement effective or (C) allows sales pursuant to such registration statement to resume; provided, further that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 30 Trading Days in any rolling 12-month period and (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

               (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

               (c) "Permitted Assignee" shall mean an assignee of a Selling Stockholder's rights under this Agreement in accordance with the provisions of
Section 12.

               (d) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

               (e) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.

               (f) "Registration Event" means the occurrence of any of the following events:

                  (i) the Company fails to file with the SEC the Initial Shelf Registration Statement on or before the Filing Deadline Date pursuant to Section 6.2(a); and

                  (ii) the Initial Shelf Registration Statement covering Registrable Securities is not declared effective by the Commission on or before the Effectiveness Deadline Date.

For purposes of clause (i) above, the Registration Default Period shall be deemed to commence on the Filing Deadline Date and end on the date that the Initial Shelf Registration Statement is filed with the Commission. For purposes of clause (ii) above, the Registration Default Period shall be deemed to commence on the Effectiveness Deadline Date and end on the SEC Effective Date.

               (g) "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of
Section 6.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

               (h) "Restricted Stock" shall mean (i) the Shares; (ii) the shares of Common Stock issuable upon exercise of the Warrants; and (iii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided, however, that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144(k) (or any successor provision to such rule) under the Securities Act or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

               (i) "SEC Effective Date" shall mean the date the Initial Shelf Registration Statement is declared effective by the Commission.

               (j) "Selling Stockholders" shall mean Purchaser and any other purchaser of Units in the Offering, and their respective successors and Permitted Assignees..

               (h) "Trading Day" shall mean a day on which (a) a national securities exchange, (b) the Nasdaq Stock Market or (c) any other securities market (including, without limitation, the OTC Bulletin Board), in any such case which at the time constitutes the principal securities market or quotation system for the Common Stock, is open for general trading or quotation of securities.


         6.2.  Registration of the Shares.

               (a) Within 90 days after the last day of the Offering Period (the "Filing Deadline Date"), the Company shall file with the SEC a shelf registration statement (the "Initial Shelf Registration Statement") on an appropriate form (including, without limitation, Form S-1, Form S-3, Form SB-1, Form SB-2, or any other appropriate form for which the Company then qualifies in the opinion of counsel for the Company) to permit a public offering and resale by the Selling Stockholders of all of the Restricted Stock on a continuous basis under Rule 415; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this
Section 6.2, or to keep such registration effective pursuant to this Section or
Section 6.3, during any Blackout Period, in which case the Filing Deadline Date shall be extended to the date immediately following the last day of such Blackout Period. The Company shall use its commercially reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission under the Securities Act as promptly as is practicable but in any event by the date that is 150 days after the Filing Deadline Date (the "Effectiveness Deadline Date"), subject to the imposition of any Blackout Periods.

               (b) The parties hereto hereby agree that the Selling Stockholders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if a Registration Event occurs. If a Registration Event occurs, then the Company will make payments to each Selling Stockholder, as liquidated damages, and not as a penalty, at a rate equal to one and one half cents ($0.015) for each Share held by such Selling Stockholder per month, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days), subject to a maximum aggregate payment of liquidated damages under this Section 6.2(b) of ten cents ($0.10) for each Share held by such Selling Shareholder.. Each such payment shall be due and payable within three days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination. Such payments shall constitute the Selling Stockholders' exclusive remedy at law, but not in equity, for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States. Amounts payable as liquidated damages to each Selling Stockholder with respect to each Share held by such Selling Stockholder shall cease when the Selling Stockholder no longer holds such Share or such Share can be immediately sold by the Selling Stockholder in reliance on Rule 144.

         6.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

               (a) subject to the imposition of any Blackout Periods, use commercially reasonable best efforts to cause such Registration Statement to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144(k) for the Selling Stockholder to immediately, freely resell without restriction all Restricted Stock covered thereby, or (iii) two (2) years from the date of this Agreement. The Company may include in the Registration Statement any other securities sold by the Company;

               (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 6.3(a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

               (c) furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

               (d) use commercially reasonable efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

               (f) immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

               (h) use commercially reasonable efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

               (i) notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

               (j) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.


         6.4. Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

         6.5   Expenses.

               (a) For the purposes of this Section 6.5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with
Section 6.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock, all accountable or non-accountable expenses paid to any underwriter in respect of such sale, and fees and disbursements of counsel for the Selling Stockholders.

               (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 6.2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 6.2 of this Agreement shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

         6.6.  Obligations of the Selling Stockholders.

               (a) Each Selling Stockholder will furnish to the Company in writing such information with respect to such Selling Stockholder and the securities held by such Selling Stockholder and the proposed distribution by such Selling Stockholder, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

               (b) In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

               (c) In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         6.7.  Information Blackout and Holdbacks.

               (a) At any time after Purchaser receives notice of a Blackout Period from the Company, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that the Blackout Period has ended or that sales pursuant to such Registration Statement may otherwise be resumed.

               (b) Notwithstanding any other provision of this Agreement, in the event the Company proposes to undertake a primary offering of shares of its unissued Common Stock ("Primary Offering"), the Company shall have the right, upon delivery of written notice to Purchaser, to have Purchaser not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the one hundred fifty (150) day period commencing with Purchaser's receipt of such notice, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

         6.8.  Indemnification.

               (a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, actions and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 6.8(a) shall not apply to (i) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, (ii) any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder, (iii) if the Person asserting any such loss, claim, damage, liability or action purchased the Restricted Stock that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Restricted Stock to such person because of the failure of a Selling Stockholder or underwriter to so provide such amended preliminary or final prospectus (or final prospectus as amended or supplemented) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus or final prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented) or (iii) to the extent that the Selling Stockholders failed to comply with the terms of the plan of distribution mechanics described in the applicable prospectus.

               (b) To the extent permitted by law, each Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages, liabilities, actions and expenses to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities, actions, or expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that (i) such Violation occurs in reliance upon and in conformity with information furnished by such Selling Stockholder to the Company, (ii) a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of Restricted Stock was not provided to a Person because of the failure of a Selling Stockholder or underwriter to so provide such amended preliminary or final prospectus (or final prospectus as amended or supplemented) to such Person and Violation was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented) or (iii) to the extent that the Selling Stockholders failed to comply with the terms of the plan of distribution mechanics described in the applicable prospectus.

               (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) If the indemnification provided for in this Section 6.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party with respect to such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds received or receivable from the offering by such Selling Stockholder.

               (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         7.    Confidentiality. Purchaser acknowledges and agrees that:

               (a) All of the information contained herein and in the other Offering Documents is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

               (b) This Agreement and the other Offering Documents have been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

               (c) The existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser's personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser's personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

               (d) Purchaser shall make Purchaser's representatives aware of the terms of this section and shall be responsible for any breach of this Agreement by such representatives.

               (e) Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement and the other Offering Documents.

               (f) If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement, the other Offering Documents and any accompanying documentation to the Company.

         8. Non-Public Information. Purchaser acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

         9. Entire Agreement. This Agreement contains the entire agreement between the parties and supercedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         10. Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

         11. Extensions and Waivers. The parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Any attempt to assign any rights or delegate any obligations under this Agreement without the consent of the other party shall be null and void. Except as provided in Sections 5 and 6, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         13. Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the completion of the Offering and shall thereupon terminate 18 months thereafter, except that the representations contained in Sections 3(a), 3(b), 4(a), and 4(b) shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the completion of the Offering shall survive the completion of the Offering and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the completion of the Offering and shall thereupon terminate.

         14. Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms

         15. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         16. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                  If to the Company:

                  Maverick Oil and Gas, Inc.
                  888 Las Olas Boulevard, Suite 400,
                  Fort Lauderdale, Florida, 33301
                  Attention:  Chief Executive Officer

                  with a copy to:

                  SMC Capital Advisors, Inc.
                  1604 Locust Street, 3rd Floor
                  Philadelphia, PA 19103
                  Attention: Stephen M. Cohen, Esquire

                  If to Purchaser:

                  To that address indicated on the signature page hereof.

         17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Nevada shall apply to the internal corporate governance of the Company.

         18. Arbitration. If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Miami, Florida. The decision of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

19. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.



                                           PURCHASER



Date:                                    Millenium Global High Yield Fund, Ltd.
     ---------------------               -------------------------------------



                                         By: Joe Strubel, Portfolio Manager
                                            ----------------------------------
                                            Name:
                                            Title:
                                            Address:
                                                    --------------------------



                                         Number of Units Purchased: 200,000
                                                                    ----------
                                         Purchase Price
                                         @ $10.00 per Unit:
                                         $ 2,000,000
                                          -----------------

                                         MAVERICK OIL AND GAS, INC.


Date:
     --------------------
                                         By:/s/ V. Ray Harlow
                                            ----------------------------------
                                            V. Ray Harlow
                                            Chief Executive Officer






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